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                                                                  EXHIBIT 10(D)


                 Stock Purchase Agreement dated as of July 20, 1994, by and among The Colonial BancGroup, Inc., Colonial Bank, The Colonial Company, Colonial Mortgage Company, and Robert E., James K. and Thomas H. Lowder, included as Exhibit 2 to the Registrant's Registration Statement on Form S-4 Registration No. 33-83692 and incorporated herein by reference.


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